Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,584,501
Unrealized Gain (Loss) on Market Value of Commodity Futures	1,123,872
Dividend Income	589,302
Interest Income	322,606
ETF Transaction Fees	700
Total Income (Loss)	$4,620,981

Expenses
Management Fees	$176,305
Professional Fees	29,722
Brokerage Commissions	19,456
Directors' Fees and insurance	3,391
Total Expenses	$228,874
Net Income (Loss)	$4,392,107

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/25	$260,284,844
Additions (100,000 Shares)	7,702,483
Net Income (Loss)	4,392,107

Net Asset Value End of Month	$272,379,434
Net Asset Value Per Share (3,500,000 Shares)	$77.82

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(43,862)
Unrealized Gain (Loss) on Market Value of Commodity Futures	13,706,063
Dividend Income	438,995
Interest Income	332,641
ETF Transaction Fees	3,150
Total Income (Loss)	$14,436,987

Expenses
Management Fees	$120,846
Professional Fees	42,363
Brokerage Commissions	1,126
Directors' Fees and insurance	2,863
Total Expenses	$167,198
Net Income (Loss)	$14,269,789

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/25	$218,422,068
Additions (1,600,000 Shares)	47,059,246
Withdrawals (50,000 Shares)	(1,431,707)
Net Income (Loss)	14,269,789

Net Asset Value End of Month	$278,319,396
Net Asset Value Per Share (9,300,000 Shares)	$29.93

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,540,639
Unrealized Gain (Loss) on Market Value of Commodity Futures	14,829,935
Dividend Income	1,028,297
Interest Income	655,247
ETF Transaction Fees	3,850
Total Income (Loss)	$19,057,968

Expenses
Management Fees	$297,151
Professional Fees	72,085
Brokerage Commissions	20,582
Directors' Fees and insurance	6,254
Total Expenses	$396,072
Net Income (Loss)	$18,661,896

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/25	$478,706,912
Additions (1,700,000 Shares)	54,761,729
Withdrawals (50,000 Shares)	(1,431,707)
Net Income (Loss)	18,661,896

Net Asset Value End of Month	$550,698,830

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596